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                                                                   EXHIBIT 24(C)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 31, 1994, which appears in the Company's Current Report on Form 8-K dated February 14, 1994, as amended February 18, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                            PRICE WATERHOUSE

600 Grant Street
Pittsburgh, Pennsylvania 15219
February 18, 1994